UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 4, 2021, Stagwell Inc. (the “Company”) issued an earnings release reporting the standalone financial results of MDC Partners Inc. (“MDC”), the Company’s predecessor registrant prior to the business combination between MDC and certain subsidiaries of Stagwell Media LP that closed on August 2, 2021 (the “Business Combination”), for the three and six months ended June 30, 2021. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, the Company will host an earnings call in which MDC’s standalone financial results for the three and six months ended June 30, 2021 will be discussed. The investor presentation to be used for the call is attached as Exhibit 99.2 hereto.

On August 4, 2021, the Company also issued an earnings release reporting the standalone financial results of The Stagwell Group LLC (the “Stagwell Group”) for the three and six months ended June 30, 2021. The Stagwell Group includes certain subsidiaries of Stagwell Media LP that were contributed to MDC as part of the Business Combination. A copy of this earnings release is attached as Exhibit 99.3 hereto. Following the issuance of this earnings release, the Company will host an earnings call in which the Stagwell Group’s standalone financial results for the three and six months ended June 30, 2021 will be discussed. The investor presentation to be used for the call is attached as Exhibit 99.4 hereto.

The Company has posted the materials attached as Exhibit 99.1, 99.2, 99.3 and 99.4 on its website (www.stagwellglobal.com). The information found on, or otherwise accessible through, the Company’s website is not incorporated into, and does not form a part of, this Current Report on Form 8-K.

The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 - Results of Operations and Financial Condition”. Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The foregoing information and the exhibits hereto contain forward-looking statements within the meaning of the federal securities laws. These statements are based on present expectations, and are subject to the limitations listed therein and in the Company’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated August 4, 2021, relating to MDC’s standalone results for the three and six months ended June 30, 2021.

99.2 Investor presentation relating to MDC’s standalone results dated August 4, 2021.

99.3 Press release dated August 4, 2021, relating to the Stagwell Group’s standalone results for the three and six months ended June 30, 2021.

99.4 Investor presentation relating to the Stagwell Group’s standalone results dated August 4, 2021.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 4, 2021	Stagwell Inc.

	By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer